Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-1

No. of PMTs Since Issuance:         1
Distribution Date:     14-Apr-97
Payment Date:       15-Apr-97
Collection Period Beginning:       01-Mar-97
Collection Period Ending:     31-Mar-97
Note and Certificate Accrual Beginning:     12-Mar-97
Note and Certificate Accrual Ending:    15-Apr-97

BOND SUMMARY:
Beginning Class A-1 Note Security Balance   729,600,000.00
Beginning Class A-2 Note Security Balance 48,000,000.00
Beginning Class A-3 Note Security Balance 62,400,000.00
Beginning Class B     Note Security Balance   45,600,000.00
Beginning Certificate Security Balance   33,600,000.00
Beginning Overcollateralization Amount  40,800,000.00
Beginning Class A-1 Adjusted Balance    729,600,000.00
Beginning Class A-2 Adjusted Balance  48,000,000.00
Beginning Class A-3 Adjusted Balance    62,400,000.00
Beginning Class B    Adjusted Balance  45,600,000.00
Beginning Certificate  Adjusted Balance 33,600,000.00
Beginning Overcollateralization Amount    40,800,000.00
Ending Class A-1 Note Security Balance   707,880,000.00
Ending Class A-2 Note Security Balance  48,000,000.00
Ending Class A-3 Note Security Balance 62,400,000.00
Ending Class B    Note Security Balance  45,600,000.00
Ending Certificate Security Balance   33,600,000.00
Ending Overcollateralization Amount   41,400,000.00
Ending Class A-1 Adjusted Balance   707,880,000.00
Ending Class A-2 Adjusted Balance    48,000,000.00
Ending Class A-3 Adjusted Balance 62,400,000.00
Ending Class B    Adjusted Balance  45,600,000.00
Ending Certificate  Adjusted Balance  33,600,000.00
Ending Overcollateralization Amount  41,400,000.00
Class A-1 Note Rate Capped at 12.5%  5.562500%
Class A-2 Note Rate Capped at 14.0%     5.687500%
Class A-3 Note Rate Capped at 14.0%     5.787500%
Class B    Note Rate Capped at 14.0%       6.087500%
Certificate Rate Capped at 15.0%    6.437500%
Class A-1 Interest Due       3,832,933.33
Class A-2 Interest Due       257,833.33
Class A-3 Interest Due     341,076.67
Class B Interest Due        262,168.33
Certificate Yield  Due    204,283.33
Class A-1 Interest Paid  3,832,933.33
Class A-2 Interest Paid    257,833.33
Class A-3 Interest Paid       341,076.67
Class B Interest Paid   262,168.33
Certificate Yield Paid       204,283.33
Class A-1 Unpaid Interest   0.00
Class A-2 Unpaid Interest       0.00
Class A-3 Unpaid Interest   0.00
Class B     Unpaid Interest   0.00
Certificate Unpaid Yield      0.00
Class A-1 Principal Paid   21,720,000.00
Class A-2 Principal Paid      0.00
Class A-3 Principal Paid        0.00
Class B    Principal Paid     0.00
Certificate    Principal Paid     0.00
OC           Principal Paid  0.00
Beginning Class A-1 Net Charge-Off      0.00
Beginning Class A-2 Net Charge-Off     0.00
Beginning Class A-3 Net Charge-Off          0.00
Beginning Class B    Net Charge-Off           0.00
Beginning Certificate Net Charge-Off        0.00
Beginning OC Net Charge-Off      0.00
Reversals Allocated to Class A-1     0.00
Reversals Allocated to Class A-2     0.00
Reversals Allocated to Class A-3       0.00
Reversals Allocated to Class B     0.00
Reversals Allocated to Certificates   0.00
Reversals Allocated to OC  plus Accelerated Principal Payments
        600,000.00
 Total Charge-Offs:       0.00
Charge-Offs Allocated to Class A-1      0.00
Charge-Offs Allocated to Class A-2  0.00
Charge-Offs Allocated to Class A-3      0.00
Charge-Offs Allocated to Class B         0.00
Charge-Offs Allocated to Certificates   0.00
Charge-Offs Allocated to OC    0.00
Ending Class A-1 Net Charge-Off   0.00
Ending Class A-2 Net Charge-Off      0.00
Ending Class A-3 Net Charge-Off     0.00
Ending Class B     Net Charge-Off 0.00
Ending Certificate Net Charge-Off  0.00
Ending OC Net Charge-Off         0.00
Bond Balance Reconciliation(should equal $0.00) 0.00
Certificate Balance/Participation Invested Amount (Beginning of Mo
           3.500%
Designated Certificate / Certificate Security (Balance Beginning o
           1.000%
Designated Certificate  - Beginning of Month 336,000.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.0
            0.00
Designated Certificate  - End of Month 336,000.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
         2,042.83
Designated Certificateholder Accelerated Principal Payments - Begi
            0.00
Accelerated Principal Payment (Sec. 3.05 (vi))
       600,000.00
Payments to Holder of Designated Certificate in respect to Acc. Pr
            0.00
Designated Certificateholder Accelerated Principal Payments - Endi
      600,000.00

Designated Certificateholder Holdback Amount (Beginning of Month)
    40,800,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
            0.00
Designated Certificateholder Holdback Amount (End of Month)
    40,800,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
            0.00
Remaining Amounts to Issuer (Sec. 3.05 (x))  441,705.00